1933 Act Registration No. 333-93883
                                             1940 Act Registration No. 811-09765

    As filed with the Securities and Exchange Commission on December 20, 2000


                                   FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

         Pre-Effective Amendment No.         | |
         Post-Effective Amendment No. 3      |X|

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940 |X|

                                Amendment No. 3

                      FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 U.S. BANK PLACE
                            601 SECOND AVENUE SOUTH
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 973-0384
              (Registrant's Telephone Number, including Area Code)

                            CHRISTOPHER O. PETERSEN
                              U.S. BANK - MPFP2016
                            601 SECOND AVENUE SOUTH
                          MINNEAPOLIS, MINNESOTA 55402
                     (Name and Address of Agent for Service)

                                   COPIES TO:

                              Christopher J. Smith
                              U.S. Bank - MPFP2016
                             601 Second Avenue South
                          Minneapolis, Minnesota 55402

It is proposed that this filing shall become effective (check appropriate box):

         | | immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on January 2, 2001 pursuant to paragraph (b) of Rule 485
         | | 60 days after filing pursuant to paragraph (a)(1) of Rule 485 | | on February 1, 1999 pursuant to paragraph (a)(1) of Rule 485 | | 75 days after filing pursuant to paragraph (a)(2) of Rule 485 | | on (date) pursuant to paragraph (a)(2) of Rule 485

JANUARY 2, 2001


ASSET CLASSES

(*)  EQUITY FUNDS

 *   FUNDS OF FUNDS

 *   BOND FUNDS

 *   TAX FREE FUNDS

 *   MONEY MARKET FUNDS



PROSPECTUS

FIRST AMERICAN INSURANCE PORTFOLIOS, INC.



FIRST AMERICAN

INSURANCE
     PORTFOLIOS


LARGE CAP GROWTH PORTFOLIO
MID CAP GROWTH PORTFOLIO
SMALL CAP GROWTH PORTFOLIO
TECHNOLOGY PORTFOLIO
INTERNATIONAL PORTFOLIO




AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THESE FUNDS, OR DETERMINED IF THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

Table of
CONTENTS


PORTFOLIO SUMMARIES
--------------------------------------------------------------------------------
  Large Cap Growth Portfolio                                      2
--------------------------------------------------------------------------------
    Comparative Fund Performance                                  3
--------------------------------------------------------------------------------
  Mid Cap Growth Portfolio                                        4
--------------------------------------------------------------------------------
    Comparative Fund Performance                                  5
--------------------------------------------------------------------------------
  Small Cap Growth Portfolio                                      6
--------------------------------------------------------------------------------
    Comparative Fund Performance                                  7
--------------------------------------------------------------------------------
  Technology Portfolio                                            8
--------------------------------------------------------------------------------
    Comparative Fund Performance                                  9
--------------------------------------------------------------------------------
  International Portfolio                                        10
--------------------------------------------------------------------------------
    Comparative Fund Performance                                 11
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
  Buying and Selling Shares                                      12
--------------------------------------------------------------------------------
  Managing Your Investment                                       12
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
  Management                                                     13
--------------------------------------------------------------------------------
  More About The Portfolios                                      14
--------------------------------------------------------------------------------
  Financial Highlights                                           16
--------------------------------------------------------------------------------
FOR MORE INFORMATION                                     Back Cover
--------------------------------------------------------------------------------

Portfolio Summaries
INTRODUCTION


This section of the Prospectus describes the objectives of the portfolios, summarizes the main investment strategies used by each portfolio in trying to achieve its objectives, and highlights the risks involved with these strategies. (Note that individual investors cannot purchase shares of the portfolios directly. Shares of the portfolios may be purchased only by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.)


AN INVESTMENT IN THE PORTFOLIOS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                        1       PROSPECTUS - First American Insurance Portfolios

Portfolio Summaries
LARGE CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------
OBJECTIVE

Large Cap Growth Portfolio's objective is long-term growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Growth Portfolio invests primarily (at least 75% of its total assets) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

* above average growth in revenue and earnings.

* strong competitive position.

* strong management.

* sound financial condition.

Up to 25% of the portfolio's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

RISKS OF COMMON STOCKS

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or large capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING

The portfolio is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE

Because Large Cap Growth Portfolio has not been offered for a full calendar year, no actual performance is presented.


                        2       PROSPECTUS - First American Insurance Portfolios

Portfolio Summaries
COMPARATIVE FUND PERFORMANCE


Large Cap Growth Portfolio is a recently organized series of First American Insurance Portfolios, Inc. and does not yet have a full calendar year of performance history. However, this portfolio is substantially similar, i.e., it has identical investment objectives, strategies, risks and policies, to the Large Cap Growth Fund offered through First American Investment Funds, Inc., another registered open-end investment company managed by the investment advisor, First American Asset Management. Performance information for Large Cap Growth Fund, below, is presented to provide you with the track record (performance and volatility) of the advisor in managing a mutual fund that has been managed in a substantially similar fashion to the way the advisor will manage Large Cap Growth Portfolio. The illustrations below are based on Large Cap Growth Fund's Class A shares. Of course, past performance does not guarantee future results, and investors should not consider this data as a substitute for past performance of Large Cap Growth Portfolio or as an indication of future performance of Large Cap Growth Portfolio.


The bar chart shows you how the performance of Large Cap Growth Fund has varied from year to year. The table compares Large Cap Growth Fund's performance over different time periods to that of the Fund's benchmark index, which is a broad measure of market performance, is unmanaged, and has no expenses. The bar chart and the table assume that all distributions have been reinvested and reflect the fund's fees and expenses (after waivers).


Fees and expenses for Large Cap Growth Portfolio, offered in this Prospectus as an investment for variable annuity contracts, differ from the fees and expenses reflected in the performance returns for Large Cap Growth Fund, below. Total fees and expenses for Large Cap Growth Portfolio, including any fee waivers, are disclosed in the participating insurance company prospectus. The comparative performance information presented does not reflect the deduction of any separate fees that would have been imposed by participating insurance companies in connection with their sale of variable annuity contracts to investors; if the performance had been adjusted to reflect any such fees, returns would be lower. Investors should refer to the participating insurance company's prospectus describing all related contract fees; any such fees will reduce the performance of Large Cap Growth Portfolio.


--------------------------------------------------------------------------------


COMPARATIVE PERFORMANCE INFORMATION

LARGE CAP GROWTH FUND
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

[BAR CHART]

  -2.15%   -1.00%   32.43%   22.93%   21.42%   23.56%   37.76%
---------------------------------------------------------------
   1993     1994     1995     1996     1997     1998     1999

Best Quarter:
Quarter ending: December 31, 1999     22.65%

Worst Quarter:
Quarter ending: September 30, 1998   (14.22)%


AVERAGE ANNUAL TOTAL RETURNS               Inception                                  Since
AS OF 12/31/99(2)                               Date    One Year    Five Years    Inception
-------------------------------------------------------------------------------------------
Large Cap Growth Fund                       12/18/92      54.59%        26.87%       20.94%
-------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(3)                  21.04%        28.55%       21.52%
-------------------------------------------------------------------------------------------

(1) Total return for the period from 1/1/00 through 9/30/00 was 2.57%.

(2) Performance returns in the bar chart and the table are presented net of fees and expenses which, for the fiscal year ended September 30, 2000, were 1.05% for Large Cap Growth Fund. Class A share returns presented in the table do not reflect the 5.25% front-end sales charge normally imposed on those shares. Shares of the Large Cap Growth Portfolio have no sales charge.

(3) An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 12/31/92. The Standard & Poor's 500 Composite Index will be the comparative benchmark for Large Cap Growth Portfolio.



                        3       PROSPECTUS - First American Insurance Portfolios

Portfolio Summaries
MID CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------
OBJECTIVE

Mid Cap Growth Portfolio has an objective of growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Growth Portfolio invests primarily (at least 75% of total assets) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $316 million to $37.9 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

* above average growth in revenue and earnings.

* strong competitive position.

* strong management.

* sound financial condition.

Under certain market conditions, the portfolio may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the portfolio's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

RISKS OF COMMON STOCKS

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS

While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs)

Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING

The portfolio is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE

Because Mid Cap Growth Portfolio had not commenced operations prior to the date of this Prospectus, no actual performance is presented.

                        4       PROSPECTUS - First American Insurance Portfolios

Portfolio Summaries
COMPARATIVE FUND PERFORMANCE


Mid Cap Growth Portfolio is a newly organized series of First American Insurance Portfolios, Inc. and does not yet have its own performance record. However, this portfolio is substantially similar, i.e., it has identical investment objectives, strategies, risks and policies, to the Mid Cap Growth Fund offered through First American Investment Funds, Inc., another registered open-end investment company managed by the investment advisor, First American Asset Management. Performance information for Mid Cap Growth Fund, below, is presented to provide you with the track record (performance and volatility) of the advisor in managing a mutual fund that has been managed in a substantially similar fashion to the way the advisor will manage Mid Cap Growth Portfolio. The illustrations below are based on Mid Cap Growth Fund's Class A shares. Of course, past performance does not guarantee future results, and investors should not consider this data as a substitute for past performance of Mid Cap Growth Portfolio or as an indication of future performance of Mid Cap Growth Portfolio.

The bar chart shows you how the performance of Mid Cap Growth Fund has varied from year to year. The table compares Mid Cap Growth Fund's performance over different time periods to that of the Fund's benchmark index, which is a broad measure of market performance, is unmanaged, and has no expenses. The bar chart and the table assume that all distributions have been reinvested and reflect the fund's fees and expenses (after waivers).

Fees and expenses for Mid Cap Growth Portfolio, offered in this Prospectus as an investment for variable annuity contracts, differ from the fees and expenses reflected in the performance returns for Mid Cap Growth Fund, below. Total fees and expenses for Mid Cap Growth Portfolio, including any fee waivers, are disclosed in the participating insurance company prospectus. The comparative performance information presented does not reflect the deduction of any separate fees that would have been imposed by participating insurance companies in connection with their sale of variable annuity contracts to investors; if the performance had been adjusted to reflect any such fees, returns would be lower. Investors should refer to the participating insurance company's prospectus describing all related contract fees; any such fees will reduce the performance of Mid Cap Growth Portfolio.


--------------------------------------------------------------------------------


COMPARATIVE PERFORMANCE INFORMATION

MID CAP GROWTH FUND
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2),(3),(4)

[BAR CHART]

 65.53%   7.23%  18.46%   -4.90%   39.35%   11.84%   23.40%   10.58%   54.59%
-------------------------------------------------------------------------------
  1991    1992    1993     1994     1995     1996     1997     1998     1999

Best Quarter:
Quarter ending:   December 31, 1999       47.75%

Worst Quarter:
Quarter ending:   September 30, 1998     (19.34)%


AVERAGE ANNUAL TOTAL RETURNS     Inception                                 Since
AS OF 12/31/99(2),(3),(4)             Date     One Year   Five Years   Inception
--------------------------------------------------------------------------------
Mid Cap Growth Fund                4/23/90       54.59%       26.57%      20.94%
--------------------------------------------------------------------------------
Russell Midcap Index(5)                          18.23%       21.86%      17.52%
--------------------------------------------------------------------------------

(1) Total return for the period from 1/1/00 through 9/30/00 was 19.42%.

(2) Performance returns in the bar chart and the table as presented net of fees and expenses which, for the fiscal year ended September 30, 2000, were 1.15% for Mid Cap Growth Fund. Class A share returns presented in the table do not reflect the 5.25% front-end sales charge normally imposed on those shares. Shares of the Mid Cap Growth Portfolio have no sales charge.

(3) Mid Cap Growth Fund's 1999 returns were higher due in part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that Mid Cap Growth Portfolio's future investment in IPOs will have the same effect on performance as it did in 1999 for Mid Cap Growth Fund.

(4) On 8/7/98, the Mid Cap Growth Fund became the successor by merger to the Piper Emerging Growth Fund, a series of Piper Funds, Inc. Prior to the merger, the First American Fund had no assets or liabilities. Performance presented prior to 8/7/98 represents that of the Piper Emerging Growth Fund.

(5) An unmanaged index comprised of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization. The since inception performance of the index is calculated from 4/30/90. The Russell Mid Cap Index will be the comparative benchmark for Mid Cap Growth Portfolio.



                        5       PROSPECTUS - First American Insurance Portfolios

Portfolio Summaries
SMALL CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------
OBJECTIVE

Small Cap Growth Portfolio has an objective of growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Growth Portfolio invests primarily (at least 75% of total assets) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $25 million to $4.7 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

* above average growth in revenue and earnings.

* strong competitive position.

* strong management.

* sound financial condition.

Under certain market conditions, the portfolio may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the portfolio's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.

--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

RISKS OF COMMON STOCKS

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs)

Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING

The portfolio is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE

Because Small Cap Growth Portfolio had not commenced operations prior to the date of this Prospectus, no actual performance is presented.

                        6       PROSPECTUS - First American Insurance Portfolios

Portfolio Summaries
COMPARATIVE FUND PERFORMANCE


Small Cap Growth Portfolio is a newly organized series of First American Insurance Portfolios, Inc. and does not yet have its own performance record. However, this portfolio is substantially similar, i.e., it has identical investment objectives, strategies, risks and policies, to the Small Cap Growth Fund offered through First American Investment Funds, Inc., another registered open-end investment company managed by the investment advisor, First American Asset Management. Performance information for Small Cap Growth Fund, below, is presented to provide you with the track record (performance and volatility) of the advisor in managing a mutual fund that has been managed in a substantially similar fashion to the way the advisor will manage Small Cap Growth Portfolio. The illustrations below are based on Small Cap Growth Fund's Class A shares. Of course, past performance does not guarantee future results, and investors should not consider this data as a substitute for past performance of Small Cap Growth Portfolio or as an indication of future performance of Small Cap Growth Portfolio.

The bar chart shows you how the performance of Small Cap Growth Fund has varied from year to year. The table compares Small Cap Growth Fund's performance over different time periods to that of the Fund's benchmark index, which is a broad measure of market performance, is unmanaged, and has no expenses. The bar chart and the table assume that all distributions have been reinvested and reflect the fund's fees and expenses (after waivers).

Fees and expenses for Small Cap Growth Portfolio, offered in this Prospectus as an investment for variable annuity contracts, differ from the fees and expenses reflected in the performance returns for Small Cap Growth Fund, below. Total fees and expenses for Small Cap Growth Portfolio, including any fee waivers, are disclosed in the participating insurance company prospectus. The comparative performance information presented does not reflect the deduction of any separate fees that would have been imposed by participating insurance companies in connection with their sale of variable annuity contracts to investors; if the performance had been adjusted to reflect any such fees, returns would be lower. Investors should refer to the participating insurance company's prospectus describing all related contract fees; any such fees will reduce the performance of Small Cap Growth Portfolio.


--------------------------------------------------------------------------------


COMPARATIVE PERFORMANCE INFORMATION

SMALL CAP GROWTH FUND
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2),(3)

[BAR CHART]

 -0.42%  40.55%  11.47%  10.98%  -2.44%  20.20%  11.68%  29.23%  7.73%  66.76%
-----------------------------------------------------------------------------
  1990    1991    1992    1993    1994    1995    1996    1997   1998    1999

Best Quarter:
Quarter ending:   December 31, 1999       51.34%

Worst Quarter:
Quarter ending:   September 30, 1998     (22.14)%


AVERAGE ANNUAL TOTAL RETURNS      Inception
AS OF 12/31/99(2),(3)                  Date    One Year   Five Years   Ten Years
--------------------------------------------------------------------------------
Small Cap Growth Fund               3/16/87      66.76%       25.53%      14.52%
--------------------------------------------------------------------------------
Russell 2000 Index(4)                            21.26%       16.69%      13.40%
--------------------------------------------------------------------------------

(1) Total return for the period from 1/1/00 through 9/30/00 was 7.09%.

(2) Performance returns in the bar chart and the table are presented net of fees and expenses which, for the fiscal year ended September 30, 2000, were 1.14% for Small Cap Growth Fund. Class A share returns presented in the table do not reflect the 5.25% front-end sales charge normally imposed on those shares. Shares of the Small Cap Growth Portfolio have no sales charge.

(3) Small Cap Growth Fund's 1999 returns were higher due in part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that Small Cap Growth Portfolio's future investment in IPOs will have the same effect on performance as it did in 1999 for Small Cap Growth Fund.

(4) An unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index. The latter index is composed of 3000 large U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 2000 Index will be the comparative benchmark for Small Cap Growth Portfolio.


                        7       PROSPECTUS - First American Insurance Portfolios

Portfolio Summaries
TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------
OBJECTIVE

Technology Portfolio has an objective of long-term growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, Technology Portfolio invests primarily (at least 65% of its total assets) in common stocks of companies which the portfolio's advisor believes either have, or will develop, products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements. These may include:

* inexpensive computing power, such as personal computers.

* improved methods of communications, such as satellite transmission.

* technology-related services such as internet-related marketing services.

The prime emphasis of the portfolio is to identify companies which the advisor believes are positioned to benefit from technological advances in areas such as semiconductors, computers, software, communications, and online services. Companies in which the portfolio invests may include development stage companies (companies that do not have significant revenues) and small capitalization companies. The advisor will generally select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

Under certain market conditions, the portfolio may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the portfolio's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

RISKS OF COMMON STOCKS

Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry or sector of the market.

RISKS OF NON-DIVERSIFICATION

The portfolio is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified portfolio. Because a relatively high percentage of the portfolio's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the portfolio's securities may be more susceptible to any single economic, technological or regulatory occurrence than the securities of a diversified mutual fund.

RISKS OF THE TECHNOLOGY SECTOR

Because the portfolio invests primarily in technology related stocks, it is particularly susceptible to risks associated with the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.

RISKS OF DEVELOPMENT STAGE AND SMALL CAP STOCKS

Stocks of development stage and small capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs)

Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING

The portfolio is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE

Because Technology Portfolio has not been offered for a full calendar year, no actual performance is presented.


                        8       PROSPECTUS - First American Insurance Portfolios

Portfolio Summaries
COMPARATIVE FUND PERFORMANCE

Technology Portfolio is a recently organized series of First American Insurance Portfolios, Inc. and does not yet have a full calendar year of performance history. However, this portfolio is substantially similar, i.e., it has identical investment objectives, strategies, risks and policies, to the Technology Fund offered through First American Investment Funds, Inc., another registered open-end investment company managed by the investment advisor, First American Asset Management. Performance information for Technology Fund, below, is presented to provide you with the track record (performance and volatility) of the advisor in managing a mutual fund that has been managed in a substantially similar fashion to the way the advisor will manage Technology Portfolio. The illustrations below are based on Technology Fund's Class Y institutional shares. Of course, past performance does not guarantee future results, and investors should not consider this data as a substitute for past performance of Technology Portfolio or as an indication of future performance of Technology Portfolio.

The bar chart shows you how the performance of Technology Fund has varied from year to year.

The table compares Technology Fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, is unmanaged, and has no expenses. The bar chart and the table assume that all distributions have been reinvested and reflect the fund's fees and expenses (after waivers).

Fees and expenses for Technology Portfolio, offered in this Prospectus as an investment for variable annuity contracts, differ from the fees and expenses reflected in the performance returns for Technology Fund, below. Total fees and expenses for Technology Portfolio, including any fee waivers, are disclosed in the participating insurance company prospectus. The comparative performance information presented does not reflect the deduction of any separate fees that would have been imposed by participating insurance companies in connection with their sale of variable annuity contracts to investors; if the performance had been adjusted to reflect any such fees, returns would be lower. Investors should refer to the participating insurance company's prospectus describing all related contract fees; any such fees will reduce the performance of Technology Portfolio.


--------------------------------------------------------------------------------

COMPARATIVE PERFORMANCE INFORMATION

TECHNOLOGY FUND
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2),(3)

[BAR CHART]

41.02%   22.43%    7.31%   32.70%   191.79%
----------------------------------------------
1995     1996      1997    1998     1999

Best Quarter:
Quarter ending: December 31, 1999     80.67%

Worst Quarter:
Quarter ending: September 30, 1998   (18.20)%

AVERAGE ANNUAL TOTAL RETURNS          Inception                                  Since
AS OF 12/31/99(2),(3)                      Date    One Year    Five Years    Inception
--------------------------------------------------------------------------------------
Technology Fund                          4/4/94     192.59%        48.38%       46.69%
--------------------------------------------------------------------------------------
Standard & Poor's(R) Technology
     Composite Index(4)                              75.21%        50.76%       47.34%
--------------------------------------------------------------------------------------


(1) Total return for the period from 1/1/00 through 9/30/00 was 0.02%.

(2) Performance returns in the bar chart and the table are presented net of fees and expenses which, for the fiscal year ended September 30, 2000, were 0.90% for Technology Fund.


(3) Technology Fund's 1999 returns were primarily achieved buying IPOs and technology related stocks in a period favorable for these investments. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that Technology Portfolio's future investment in IPOs and technology stocks will have the same or a similar effect on performance as it did in 1999 for the Technology Fund.

(4) An unmanaged index comprised of technology stocks in the Standard & Poor's 500. The since inception performance of the index is calculated from 4/30/94. The Standard & Poor's 500 Technology Composite Index will be the comparative benchmark for Technology Portfolio.


                        9       PROSPECTUS - First American Insurance Portfolios

Portfolio Summaries
INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------
OBJECTIVE

International Portfolio has an objective of long-term growth of capital.


--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Under normal market conditions, International Portfolio invests primarily (at least 65% of its total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

* that are domiciled in countries other than the United States, or

* that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the portfolio will invest in securities traded in at least three foreign countries.

In choosing investments for the portfolio, the portfolio's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the portfolio also has the ability to invest in emerging markets and smaller capitalization companies.

Equity securities in which the portfolio invests include common and preferred stock. In addition, the portfolio may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the portfolio may enter into forward foreign currency exchange contracts.

To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.


--------------------------------------------------------------------------------
MAIN RISKS

The value of your investment in this portfolio will change daily, which means you could lose money. The main risks of investing in this portfolio include:

RISKS OF EQUITY SECURITIES

Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry or sector of the world market.

RISKS OF INTERNATIONAL INVESTING

International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the portfolio's assets in a small number of countries, the portfolio may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS

The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER CAPITALIZATION COMPANIES

Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS

If the sub-advisor's forecast of exchange rate movements is incorrect, the portfolio may realize losses on its foreign currency transactions. In addition, the portfolio's hedging transactions may prevent the portfolio from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF SECURITIES LENDING

The portfolio is subject to the risk that the other party to a securities lending agreement will default on its obligations.


--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE

Because International Portfolio has not been offered for a full calendar year, no actual performance is presented.


                       10       PROSPECTUS - First American Insurance Portfolios

Portfolio Summaries
COMPARATIVE FUND PERFORMANCE


International Portfolio is a recently organized series of First American Insurance Portfolios, Inc. and does not yet have a full calendar year of performance history. However, this portfolio is substantially similar, i.e., it has identical investment objectives, strategies, risks and policies, to the International Fund offered through First American Investment Funds, Inc., another registered open-end investment company managed by the investment advisor, First American Asset Management and sub-advised by Marvin & Palmer Associates, Inc. Performance information for International Fund, below, is presented to provide you with the track record (performance and volatility) of the sub-advisor in managing a mutual fund that has been managed in a substantially similar fashion to the way the sub-advisor will manage International Portfolio. The performance illustrations below are based on International Fund's Class Y institutional shares. Of course, past performance does not guarantee future results, and investors should not consider this data as a substitute for past performance of International Portfolio or as an indication of future performance of International Portfolio.

The bar chart shows you how the performance of International Fund has varied from year to year. The table compares International Fund's performance over different time periods to that of the funds' benchmark index, which is a broad measure of market performance, is unmanaged, and has no expenses. The bar chart and the table assume that all distributions have been reinvested and reflect the fund's fees and expenses (after waivers).

Fees and expenses for International Portfolio, offered in this Prospectus as an investment for variable annuity contracts, differ from the fees and expenses reflected in the performance returns for International Fund, below. Total fees and expenses for International Portfolio, including any fee waivers, are disclosed in the participating insurance company prospectus. The comparative performance information presented does not reflect the deduction of any separate fees that would have been imposed by participating insurance companies in connection with their sale of variable annuity contracts to investors; if the performance had been adjusted to reflect any such fees, returns would be lower. Investors should refer to the participating insurance company's prospectus describing all related contract fees; any such fees will reduce the performance of International Portfolio.


--------------------------------------------------------------------------------

COMPARATIVE PERFORMANCE INFORMATION

INTERNATIONAL FUND
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1),(2)

[BAR CHART]

9.36%    8.13%     16.79%   26.11%   83.40%
----------------------------------------------
1995     1996      1997     1998     1999

Best Quarter:
Quarter ending: December 31, 1999     61.60%

Worst Quarter:
Quarter ending: September 30, 1998   (14.16)%

AVERAGE ANNUAL TOTAL RETURNS                    Inception                                  Since
AS OF 12/31/99(2)                                    Date    One Year    Five Years    Inception
------------------------------------------------------------------------------------------------
International Fund                                4/04/94      83.40%        26.14%       20.84%
------------------------------------------------------------------------------------------------
Morgan Stanley Capital International Europe,
Australasia, Far East Index(3)                                 26.96%        12.83%       11.23%
------------------------------------------------------------------------------------------------


(1) Total return for the period from 1/1/00 through 9/30/00 was (22.68)%.

(2) Performance returns in the bar chart and the table are presented net of fees and expenses which, for the fiscal year ended September 30, 2000, were 1.35%, for International Fund.


(3) An unmanaged index including approximately 1,100 companies representing the stock markets of 20 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore. The since inception performance of the index is calculated from 4/30/94. The EAFE Index will be the comparative benchmark for the International Portfolio.


                       11       PROSPECTUS - First American Insurance Portfolios

Policies & Services
BUYING AND SELLING SHARES

Shares of the portfolios are only made available through separate investment accounts of participating insurance companies as an underlying investment for your variable annuity contract or variable life insurance policy. Individual investors cannot obtain shares of the portfolios directly. Please refer to the accompanying prospectus of the participating insurance company for more information on how to select the portfolios as an investment option.

Your participating insurance company is the portfolios' designee for receipt of purchase orders for your variable annuity contract or variable life insurance policy. The portfolios do not impose any separate charge on the contract owners or policy holders (contract owners) for the purchase or redemption of shares. Participating insurance companies purchase or redeem shares for separate accounts at net asset value (NAV) without any sales or redemption charge. Any separate charges imposed by the participating insurance company are described in the accompanying prospectus of the participating insurance company. A participating insurance company may also impose certain restrictions or limitations on the allocation of purchase payment or contract value to the portfolios in a separate account. Prospective investors should consult the applicable participating insurance company prospectus for information regarding fees and expenses of the contract and separate account and any applicable restrictions or limitations.

The share price that applies to a purchase or redemption order of portfolio shares is based on the next calculation of the NAV per share that is made after the participating insurance company receives such order from the contract owner on a regular business day. See "Calculating Your Share Price" for more information. Only the participating insurance companies that hold portfolio shares in their separate accounts for the benefit of contract owners can place orders to purchase or redeem shares. Contract owners should not directly contact the portfolio to request a purchase or redemption of portfolio shares. Contract owners should refer to the instructions in the participating insurance company prospectus for more information.

CALCULATING YOUR SHARE PRICE

Your share price is based on the portfolio's NAV per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A portfolio's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of portfolio shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the portfolios' board of directors.

Portfolios may hold securities that trade on weekends or other days when the portfolio does not price its shares. Therefore, the net asset value of a portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares.


--------------------------------------------------------------------------------
MANAGING YOUR INVESTMENT

TAXES

For a discussion of the tax status of a variable annuity contract or a variable life insurance policy, please consult your tax professional or refer to the accompanying prospectus of the participating insurance company. Because shares of the portfolios may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the portfolio from net investment income and distributions (if any) of net realized short term and long term capital gains will be taxable, if at all, to the participating insurance company.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

DIVIDENDS AND DISTRIBUTIONS

Dividends from the portfolios' net investment income and distributions from the portfolios' realized capital gains, if any, are declared and paid once each calendar year. The portfolios have no fixed dividend rate and cannot guarantee that dividends will be paid. Dividend and capital gain distributions will be in cash or reinvested in full or fractional shares of the portfolio paying the distribution at NAV.

POTENTIAL CONFLICTS OF INTEREST

Shares of the portfolios may serve as the underlying investments for both variable annuity and variable life insurance contracts of various insurance companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The portfolios currently do not foresee any such conflict. However, the Board of Directors of the portfolios intends to monitor events to identify any material conflicts that may arise and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more participating insurance companies' separate accounts might be required to withdraw its investments in the portfolios. This might force the portfolios to sell securities at disadvantageous prices.


                       12       PROSPECTUS - First American Insurance Portfolios

Additional Information
MANAGEMENT


U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the portfolios' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of September 30, 2000, it had more than $77 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the portfolios' business and investment activities, subject to the authority of the board of directors.

Each portfolio pays the investment advisor a monthly fee for providing investment advisory services, at the annual rate set forth in the table:


                                                                    ADVISORY FEE
                                                                       AS A % OF
                                                                   AVERAGE DAILY
                                                                      NET ASSETS
--------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO(1)                                              0.70%

MID CAP GROWTH PORTFOLIO(1)                                                0.70%

SMALL CAP GROWTH PORTFOLIO(1)                                              0.70%

TECHNOLOGY PORTFOLIO(1)                                                    0.70%

INTERNATIONAL PORTFOLIO(1)                                                 1.25%
--------------------------------------------------------------------------------

(1) The rate shown in the table is the contractual advisory fee rate.


INVESTMENT ADVISOR
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402

SUB-ADVISOR
Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite 2300
Wilmington, Delaware 19801

Marvin & Palmer Associates (Marvin & Palmer) is the sub-advisor to International Portfolio, and is responsible for the investment and reinvestment of the portfolio's assets and the placement of brokerage transactions. Marvin & Palmer has been retained by the portfolio's investment advisor and is paid a portion of the advisory fee.


A privately held company founded in 1986, Marvin & Palmer is engaged in the management of global, non-United States, domestic, and emerging markets equity portfolios, principally for institutional accounts. As of September 30, 2000, the sub-advisor managed a total of approximately $10.2 billion in investments.

PENDING ACQUISITION

On October 4, 2000, U.S. Bancorp, the parent company of the funds' investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. It is anticipated that this acquisition will be completed in the First quarter of 2001, subject to the regulatory approval, the approval of U.S. Bancorp shareholders and the satisfaction of customary closing conditions.


PORTFOLIO MANAGEMENT

Each portfolio's investments are managed by a team of persons associated with First American Asset Management, or, in the case of International Portfolio, by a team of persons associated with Marvin & Palmer.


                       13       PROSPECTUS - First American Insurance Portfolios

Additional Information
MORE ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------
OBJECTIVES

The portfolios' objectives, which are described in the "Portfolio Summaries" section, may be changed without shareholder approval. If a portfolio's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any portfolio will achieve its objectives.


--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The portfolios' main investment strategies are discussed in the "Portfolio Summaries" section. These are the strategies that the portfolios' investment advisor believes are most likely to be important in trying to achieve the portfolios' objectives. You should be aware that each portfolio may also use strategies and invest in securities that are not described in this Prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS

In an attempt to respond to adverse market, economic, political or other conditions, each portfolio may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the portfolios' advisor. Being invested in these securities may keep a mutual fund from participating in a market upswing and prevent the portfolio from achieving its investment objectives.

PORTFOLIO TURNOVER

Investment managers for the portfolios may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Under normal market conditions, annual portfolio turnover for Technology Portfolio is expected to be high, often exceeding 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the portfolio pays when it buys and sells securities.

--------------------------------------------------------------------------------
RISKS

The main risks of investing in the portfolios are summarized in the "Portfolio Summaries" section. More information about portfolios' risks is presented below.

RISKS OF INVESTING IN COMMON STOCKS

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. Prices also are affected by the outlook for overall corporate profitability.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

RISKS OF SMALL-CAP STOCKS

Stocks of small-cap companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Prices of small-cap stocks may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, makink them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of small-cap companies at the desired time and price.

RISKS OF MID-CAP STOCKS

While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

RISKS OF THE TECHNOLOGY SECTOR

Technology Portfolio invests primarily in equity securities of companies which the portfolio's advisor believes have, or will develop, products, processes or services that will provide or benefit significantly from technological advances and improvements. Competitive pressures may have a significant effect on the financial condition of companies in the technology industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

RISKS OF DEVELOPMENT STAGE

Technology Portfolio may have significant investments in development stage and small capitalization companies (above). Stocks of development stage companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Their stock prices may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of development stage and small capitalization companies at the desired time and price.


                       14       PROSPECTUS - First American Insurance Portfolios

Additional Information
MORE ABOUT THE PORTFOLIOS CONTINUED


RISKS OF INITIAL PUBLIC OFFERINGS, (IPOs)

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.


FOREIGN SECURITY RISK

Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Technology Portfolio may each invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

RISKS OF INTERNATIONAL INVESTING

International Portfolio invests primarily in equity securities that trade in markets other than the United States. International investing involves risks not typically associated with U.S. investing. These risks include:

CURRENCY RISK. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect International Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the portfolio.

POLITICAL AND ECONOMIC RISKS. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

FOREIGN TAX RISK. International Portfolio's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the portfolios also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the portfolio, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

RISK OF INVESTMENT RESTRICTIONS. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

RISKS OF EURO CONVERSION. On January 1, 1999, the European Union introduced a single currency, the Euro, which was adopted as the common legal currency for participating member countries. Existing sovereign currencies of the participating countries will remain legal tender in those countries, as denominations of the Euro, until January 1, 2002. Participating countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Whether the Euro conversion will materially affect International Portfolio's performance is uncertain. The portfolio may be affected by the Euro's impact on the business or financial condition of European issuers held by the portfolio. The ongoing process of establishing the Euro may result in market volatility. In addition, the transition to the Euro and the elimination of currency risk among participating countries may change the economic environment and behavior of investors, particularly in European markets. To the extent International Portfolio holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.


RISKS OF ACTIVE MANAGEMENT. Each portfolio is actively managed and performance therefore will reflect in part the advisor's or sub-advisor's ability to make



                       15       PROSPECTUS - First American Insurance Portfolios

Additional Information
MORE ABOUT THE PORTFOLIOS CONTINUED

investment decisions which are suited to achieving the portfolios' respective investment objectives. Due to their active management, the portfolios could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING

When a portfolio loans its securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the portfolio risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the portfolios enter into loan arrangements only with institutions which the portfolios' advisor has determined are creditworthy under guidelines established by the portfolios' board of directors.


                       16       PROSPECTUS - First American Insurance Portfolios

Additional Information
FINANCIAL HIGHLIGHTS


The tables that follow present unaudited performance information about the shares of each portfolio. This information is intended to help you understand each portfolio's financial performance for the period of the portfolio's operations. Some of this information reflects financial results for a single portfolio share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a portfolio, assuming you reinvested all your dividends and distributions.

The information presented for Large Cap Growth Portfolio, Technology Portfolio and International Portfolio is for the limited period from inception of the portfolios on April 14, 2000 to June 30, 2000. No performance information is presented for Mid Cap Growth Portfolio and Small Cap Growth Portfolio, as these portfolios had not commenced operations prior to the date of this Prospectus.

LARGE CAP GROWTH Portfolio
                                                      Period From April 14, 2000
                                                                to June 30, 2000
                                                                     (unaudited)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $    10.00

Investment Operations:
     Net Investment Income (Loss)                                        --
     Net Gains (Losses) on Investments
       (both realized and unrealized)                                  0.29
     Total From Investment Operations                                  0.29

Less Distributions:
     Dividends (from Net Investment Income)                              --
     Distributions (from Capital Gains)                                  --
     Total Distributions                                                 --

Net Asset Value, End of Period                                   $    10.29

Total Return                                                           2.90%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $    1,040
Ratio of Expenses to Average Net Assets                                0.80%(2)
Ratio of Net Investment Income (Loss) to Average Net Assets           (0.25)%(2)
Ratio of Expenses to Average Net Assets (excluding waivers
  and reimbursements)                                                  8.82%(2)
Ratio of Net Investment Loss to Average Net Assets (excluding
  waivers)                                                            (8.27)%(2)
Portfolio Turnover Rate                                                7.82%
--------------------------------------------------------------------------------
(1) Inception of portfolio (seed money investment). Large Cap Growth Portfolio commenced operating on May 1, 2000.
(2)  Annualized.


TECHNOLOGY Portfolio
                                                      Period From April 14, 2000
                                                                to June 30, 2000
                                                                     (unaudited)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $    10.00

Investment Operations:
     Net Investment Income (Loss)                                     (0.01)
     Net Gains (Losses) on Investments
       (both realized and unrealized)                                  1.19
     Total From Investment Operations                                  1.18

Less Distributions:
     Dividends (from Net Investment Income)                              --
     Distributions (from Capital Gains)                                  --
     Total Distributions                                                 --

Net Asset Value, End of Period                                   $    11.18

Total Return                                                          11.80%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $    1,141
Ratio of Expenses to Average Net Assets                                0.90%(2)
Ratio of Net Investment Income (Loss) to Average Net Assets           (0.62%(2)
Ratio of Expenses to Average Net Assets (excluding waivers
  and reimbursements)                                                  8.84%(2)
Ratio of Net Investment Loss to Average Net Assets (excluding
  waivers)                                                            (8.55)%(2)
Portfolio Turnover Rate                                               13.07%
--------------------------------------------------------------------------------
(1) Inception of portfolio (seed money investment). Technology Portfolio commenced operating on May 1, 2000.
(2)  Annualized.


INTERNATIONAL Portfolio
                                                      Period From April 14, 2000
                                                                to June 30, 2000
                                                                     (unaudited)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $    10.00

Investment Operations:
     Net Investment Income (Loss)                                      0.01
     Net Gains (Losses) on Investments
       (both realized and unrealized)                                 (0.91)
     Total From Investment Operations                                 (0.90)

Less Distributions:
     Dividends (from Net Investment Income)                              --
     Distributions (from Capital Gains)                                  --
     Total Distributions                                                 --

Net Asset Value, End of Period                                   $     9.10

Total Return                                                          (9.00)%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $    2,750
Ratio of Expenses to Average Net Assets                                1.35%(2)
Ratio of Net Investment Income (Loss) to Average Net Assets            0.39%(2)
Ratio of Expenses to Average Net Assets (excluding waivers
  and reimbursements)                                                  4.40%(2)
Ratio of Net Investment Loss to Average Net Assets (excluding
  waivers)                                                            (2.66)%(2)
Portfolio Turnover Rate                                               13.32%
--------------------------------------------------------------------------------
(1) Inception of portfolio (seed money investment). International Portfolio commenced operating on May 1, 2000.
(2)  Annualized.


                       17       PROSPECTUS - First American Insurance Portfolios

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the portfolios is available in the portfolios' Statement of Additional Information and annual and semiannual reports.


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the portfolios and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).


--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the portfolios' investments will be available in the portfolios' annual and semiannual reports to shareholders. In the portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the portfolios' performance during their last fiscal year.

You can obtain a free copy of the portfolios' SAI and/or free copies of the portfolios' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the portfolios is also available on the Internet. Text-only versions of portfolio documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.





FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

First American Asset Management, a division of U.S. Bank National Association, serves as the investment advisor to the First American Funds.

SEC file number: 811-09765

FAIP-2000


[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.


                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 2, 2001


                           LARGE CAP GROWTH PORTFOLIO
                            MID CAP GROWTH PORTFOLIO
                           SMALL CAP GROWTH PORTFOLIO
                              TECHNOLOGY PORTFOLIO
                             INTERNATIONAL PORTFOLIO


This Statement of Additional Information relates to the portfolios named above (the "Portfolios"), each of which is a series of First American Insurance Portfolios, Inc. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Portfolios' current Prospectus dated January 2, 2001. This Statement of Additional Information is incorporated into the Portfolios' Prospectuses by reference. To obtain copies of the Prospectus, contact your participating insurance company. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION                                                            1

ADDITIONAL INFORMATION CONCERNING PORTFOLIO INVESTMENTS                        2
         Short-Term Investments                                                2
         U.S. Government Securities                                            3
         Repurchase Agreements                                                 4
         When-Issued and Delayed Delivery Transactions                         4
         Lending of Portfolio Securities                                       5
         Options Transactions                                                  5
         Futures and Options on Futures                                        6
         Fixed Income Securities                                               7
         Foreign Securities                                                    8
         Foreign Currency Transactions                                         9
         Debt Obligations Rated Less Than Investment Grade                    10
         Preferred Stock                                                      11
         CFTC Information                                                     11

INVESTMENT RESTRICTIONS                                                       11

DIRECTORS AND EXECUTIVE OFFICERS                                              12
         Directors                                                            12
         Executive Officers                                                   13
         Compensation                                                         14


CODE OF ETHICS                                                                15


INVESTMENT ADVISORY AGREEMENT AND OTHER SERVICES                              15
         Investment Advisory Agreement                                        15
         Sub-Advisory Agreement For International Portfolio                   16
         Administration Agreement                                             16
         Custodian; Counsel; Auditors                                         16

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE                            17

CAPITAL STOCK                                                                 18

NET ASSET VALUE AND PUBLIC OFFERING PRICE                                     19

PORTFOLIO PERFORMANCE                                                         19

TAXATION                                                                      20

RATINGS                                                                       23
         Ratings of Corporate Debt Obligations and Municipal Bonds            23
         Ratings of Preferred Stock                                           25
         Ratings of Commercial Paper                                          26

FINANCIAL STATEMENTS                                                          26

                               GENERAL INFORMATION

         First American Insurance Portfolios, Inc. ("FAIP") was incorporated in the State of Minnesota on August 27, 1999. FAIP is organized as a series investment company and currently issues its shares in five series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIP to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional Information as the "Portfolios."

         The Bylaws of FAIP provide that annual shareholders' meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the Investment Company Act of 1940 (the "1940 Act"). Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory agreements, and for the adoption of, and material increases in amounts payable under, Rule 12b-1 distribution plans.

          Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio, and International Portfolio are each diversified open-end management investment companies. Technology Portfolio is a non-diversified open-end management investment company.


         This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Strategy Funds, Inc. ("FASF"); First American Investment Funds, Inc. ("FAIF"); and twelve separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.-II, American Strategic Income Portfolio Inc.-III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Municipal Term Trust Inc., American Municipal Term Trust Inc.-II, American Municipal Term Trust Inc.-III, Minnesota Municipal Term Trust Inc., Minnesota Municipal Term Trust Inc.-II, and American Income Func, Inc.) collectively referred to as the First American Closed-End Funds ("FACEF").

             ADDITIONAL INFORMATION CONCERNING PORTFOLIO INVESTMENTS

         The main investment strategies of each Portfolio are set forth in the Portfolios' Prospectus. Additional information concerning main investment strategies of the Portfolios, and other investment strategies which may be used by the Portfolios, is set forth below. The Portfolios have attempted to identify any investment strategies that will be employed in pursuing each Portfolio's investment objective. However, in the absence of an affirmative limitation, a Fund may utilize any strategy or technique that is consistent with its investment objective. The Portfolios do not anticipate that any such strategy or technique would exceed 5% of a Portfolio's assets absent specific identification of that practice. Additional information concerning the Portfolios' investment restrictions is set forth below under "Investment Restrictions."


         If a percentage limitation on investments by a Portfolio stated in this Section or in "Investment Restrictions" below is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Portfolio which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Portfolio may consider doing so. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in "Ratings" below.


SHORT-TERM INVESTMENTS

         The Portfolios can invest in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Portfolio; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Portfolios may so invest include money market funds advised by U.S. Bank National Association, the Portfolios' investment advisor ("U.S. Bank" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.

         Short-term investments and repurchase agreements may be entered into on a joint basis by the Portfolios and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Portfolios. A brief description of certain kinds of short-term instruments follows:

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Portfolios may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Portfolios also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings."

         BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or International

Portfolio's Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

         VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations ("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

U.S. GOVERNMENT SECURITIES

         The U.S. government securities in which the Portfolios may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Portfolios invest principally are:

         * direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

         *        notes, bonds, and discount notes issued and guaranteed by U.S.
                  government agencies and instrumentalities supported by the full faith and credit of the United States;

         * notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

         * notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

         U.S. TREASURY INFLATION-PROTECTION SECURITIES. The Portfolios' investments in U.S. Government securities may include in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

         The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

         The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

         Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

REPURCHASE AGREEMENTS

         The Portfolios may invest in repurchase agreements. A repurchase agreement involves the purchase by a Portfolio of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Portfolio will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Portfolio entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Portfolio would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor or, in the case of International Portfolio, the Portfolio's Sub-Advisor, will monitor the creditworthiness of the firms with which the Portfolios enter into repurchase agreements.

         The Portfolios' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Portfolio will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered into but delivery of and payment for the securities take place at a later date. A Portfolio will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Portfolio will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.


         The purchase of securities on a when-issued or delayed delivery basis exposes a Portfolio to risk because the securities may decrease in value prior to delivery. In addition, a Portfolio's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Portfolio's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to a Portfolio could prevent the Portfolio from realizing a price or yield considered to be advantageous.

         When a Portfolio agrees to purchase securities on a when-issued or delayed delivery basis, the Portfolio's custodian will maintain in a segregated account cash or liquid securities in an amount sufficient to meet the Portfolio's purchase commitments. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Portfolio will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Advisor or, in the case of International Portfolio, the Portfolio's Sub-Advisor, to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Portfolio's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each of the Portfolios may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Portfolios will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor or, in the case of International Portfolio, the Portfolio's Sub-Advisor has determined are creditworthy under guidelines established by the Board of Directors. The Portfolios will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to the Advisor, acting as securities lending agent) in connection with these loans which, in the case of U.S. Bank, are 40% of the Portfolios' income from such securities lending transactions.

         In these loan arrangements, the Portfolios will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or, in the case of International Portfolio, the Portfolio's Sub-Advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Portfolio. During the time portfolio securities are on loan, the borrower pays the lending Portfolio any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Portfolio or the borrower. While a Portfolio does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         U.S. Bank, the Portfolios' custodian and investment advisor, may act as securities lending agent for the Portfolios and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting U.S. Bank to provide such services and receive such compensation.

OPTIONS TRANSACTIONS

         To the extent set forth below, the Portfolios may purchase put and call options on equity securities, stock indices, interest rate indices and/or foreign currencies. These transactions will be undertaken for the purpose of reducing risk to the Portfolios; that is, for "hedging" purposes. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

         OPTIONS ON SECURITIES. The Portfolios may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

         A Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         OPTIONS ON STOCK INDICES. The Portfolios may purchase put and call options on stock indices. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

         WRITING OF CALL OPTIONS. The Portfolios may write (sell) covered call options. These transactions would be undertaken principally to produce additional income. Depending on the Portfolio, these transactions may include the writing of covered call options on equity securities or in the case of International Portfolio, on foreign currencies. The Portfolios, other than International Portfolio, may write (sell) covered call options covering up to 25% of the equity securities owned by such Portfolios, and, in the case of International Portfolio, covering up to 50% of the equity securities owned by such Portfolio.

         When a Portfolio sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Portfolio will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Portfolio will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option. These Portfolios may also write call options on stock indices the movements of which generally correlate with those of the respective Portfolios' holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Portfolio's securities.

         The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a Portfolio was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         LIMITATIONS. None of the Portfolios, other than Mid Cap Growth Portfolio and International Portfolio, will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Portfolio's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

         The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Portfolio and the prices of options, and the risk of limited liquidity in the event that a Portfolio seeks to close out an options position before expiration by entering into an offsetting transaction.

FUTURES AND OPTIONS ON FUTURES

         International Portfolio may engage in stock index futures contracts and options thereon. International Portfolio may enter into contracts for the future delivery of securities and options thereon, and may enter into contracts for the future delivery of foreign currencies and options thereon.

         A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give the Portfolio the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

         At the same time a futures contract is purchased or sold, the Portfolio generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require the Portfolio to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations equal to at least 100% of its performance under such contracts.

         International Portfolio may use futures contracts and options on futures in an effort to hedge against market risks and as part of its management of foreign currency transactions.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Portfolio's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of the Portfolio's total assets. Futures transactions will be limited to the extent necessary to maintain the Portfolio's qualification as a regulated investment company under the Code.

         Where the Portfolio is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of the Portfolio's total assets. Where the Portfolio is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, the Portfolio could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Portfolio was permitted to enter. Where the Portfolio is permitted to enter into futures contracts obligating it to sell securities or currencies, its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

         Futures transactions involve brokerage costs and require the Portfolio to segregate assets to cover contracts that would require it to purchase securities or currencies. The Portfolio may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Portfolio had not entered into any futures transactions. In addition, the value of the Portfolio's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Portfolio's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FIXED INCOME SECURITIES

         The fixed income securities in which Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Technology Portfolio may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's

(or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

         In addition, each Portfolio, including International Portfolio, may invest up to 5% of its net assets in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "-- Debt Obligations Rated Less Than Investment Grade."

         The fixed income securities specified above, are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Portfolio); (ii) credit risk (the risk that the issuers of debt securities held by a Portfolio default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Portfolio to reinvest the prepayment at a lower interest rate).

FOREIGN SECURITIES

         GENERAL. Under normal market conditions International Portfolio invests principally in foreign securities, and certain other Portfolios may invest lesser proportions of their assets in securities of foreign issuers that are either listed on a United States securities exchange or represented by American Depositary Receipts. In addition, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Technology Portfolio each may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

         In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.


         EMERGING MARKETS. International Portfolio may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Portfolio shareholders.

         Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.


         AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Portfolio can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Portfolio also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

         Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

         FOREIGN SECURITIES EXCHANGES. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Portfolio is uninvested. In addition, settlement problems could cause such Portfolios to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

         International Portfolio invests in securities which are purchased and sold in foreign currencies. The value of its assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. International Portfolios also will incur costs in converting United States dollars to local currencies, and vice versa.

         International Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         International Portfolio may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. International Portfolio also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

         Although a foreign currency hedge may be effective in protecting the Portfolio from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Portfolio from favorable changes in exchange rates. The Portfolio's investment Sub-Advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Sub-Advisor's view regarding future exchange rates proves to have been incorrect, International Portfolio may realize losses on their foreign currency transactions.

         As stated above, International Portfolio may engage in a variety of foreign currency transactions in connection with its investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. International Portfolio will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio will comply with applicable SEC announcements requiring it to segregate assets to cover its commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or to the extent that the position has been "covered" by entering into an offsetting position. International Portfolio generally will not enter into a forward contract with a term longer than one year.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, International Portfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Portfolio may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect International Portfolio against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if the Portfolio were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Portfolio's gain would be offset in part by the premium paid for the option. Similarly, if the Portfolio entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Portfolio would not need to exercise its call if the currency instead depreciated in value. In such a case, the Portfolio could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

         The "equity securities" in which the Portfolios may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by

Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Each Portfolio may invest up to 5% of its net assets in non-investment grade convertible debt obligations.

         Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations.

         In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the use of non-investment grade convertible debt obligations may be more dependent on the Advisor's or Sub-Advisor's own credit analysis than is the case with investment grade obligations.


PREFERRED STOCK

         The Portfolios may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

CFTC INFORMATION

         The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," which are defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company desiring to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. FAIP has made such notice filings with respect to those Portfolios which may invest in commodity futures or commodity options contracts.

                             INVESTMENT RESTRICTIONS

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Portfolio Investments" above, each of the Portfolios is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Portfolio without approval by the holders of a majority of the outstanding shares of that Portfolio as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., by the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio.

         None of the Portfolios will:

         1. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction. (As a non-fundamental policy, no Portfolio will make additional investments while its borrowings exceed 5% of total assets.)

         2. Concentrate its investments in a particular industry, except that Technology Portfolio will concentrate its investments in the technology industry. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Portfolio is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         3. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

         4. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Portfolios from investing in securities or other instruments backed by real estate or interest therein or in securities of companies that deal in real estate or mortgages.

         5. Purchase physical commodities or contracts relating to physical commodities.

         6. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         The following restriction is non-fundamental and may be changed by FAIP's Board of Directors without a shareholder vote: None of the Portfolios will invest more than 15% of its net assets in all forms of illiquid investments.

         The Board of Directors has adopted guidelines and procedures under which the Portfolios' Advisor is to determine whether certain types of securities which may be held by the Portfolios are "liquid" and to report to the Board concerning its determinations, including: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; and (ii) commercial paper issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A.



                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FAIP are listed below, together with their business addresses and their principal occupations during the past five years. Under Minnesota Law, FAIP's Board of Directors is generally responsible for the overall operation and management of FAIP. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FAIP are identified with an asterisk.

DIRECTORS

         Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FAF since December 1994, of FAIF since September 1994, of FASF since June 1996 and of FAIP since August 1999; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 58.

         Roger A. Gibson, 1020 15th Street, Ste. 41A, Denver, Colorado 80202:
Director of FAF, FAIF and FASF since October 1997, and of FAIP since August 1999; Vice President North America-Mountain Region for United Airlines since June 1995; prior to his current position, served most recently as Vice President Customer Service for United Airlines in the West Region in San Francisco and the Mountain Region in Denver, Colorado; employee at United Airlines since 1967.
Age: 54.


         Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997, and of FAIP since August 1999; Chairman of Hunter, Keith Industries, a diversified manufacturing and services management company since 1975. Age: 53.

         Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FAF and FAIF since November 1993, of FASF since July 1996, and of FAIP since August 1999; Owner of Executive Management Consulting, Inc., a management consulting firm; Chief Executive Officer of Creative Promotions International LLC, promotional awards programs and products; Vice President, Chief Financial officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 59.

         * John M. Murphy, Jr., 601 Second Avenue South, Minneapolis, Minnesota 55402: Director of FAIF, FAF and FASF since June 1999, and of FAIP since August 1999; Chairman and Chief Investment Officer of First American Asset Management and U.S. Bank Trust, N.A., and Executive Vice President of U.S. Bancorp, from 1991-1999; Chairman Minnesota - U.S. Bancorp since 2000. Age: 59.

         * Robert L. Spies, 4715 Twin Lakes Avenue, Brooklyn Center, Minnesota 55429: Director of FAIF, FAF and FASF since January 31, 1997, and of FAIP since August 1999; employed by U.S. Bancorp (fka First Bank Systems, Inc.) and subsidiaries from 1957 to January 31, 1997, most recently as Vice President, U.S. Bank National Association (fka First Bank National Association). Age: 66.


         Joseph D. Strauss, 8617 Edenbrook Crossing, # 443, Brooklyn Park, Minnesota 55443: Director of FAF since 1984 and of FAIF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law. Age: 60.


         Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Director of FAIF since August 1987, of FAF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chair of FAIF's, FAF's and FASF's Boards since September 1997, and of FAIP's Board since 1999; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age: 56.


EXECUTIVE OFFICERS


         Thomas Plumb, First American Asset Management, 22 South 9th Street, 16th floor, Minneapolis, Minnesota 55402; President of FAIF, FAF, FASF, and FAIP since March 11, 2000; Chief Executive Officer of First American Asset Management since 1999; Executive Vice President of First American Asset Management from 1997-1999; Senior Vice President of First American Asset Management from 1992-1997. Age: 41.


         Paul A. Dow, First American Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402, Vice President Investments of FAIF, FAF, FASF and FAIP since March 11, 2000; Chief Investment Officer and President of First American Asset Management since 1999; Senior Vice President of First American Asset Management from 1998-1999; Chief Executive Officer of Piper Jaffray from 1997-1998; Chief Investment Officer of Piper Jaffray from 1989-1997. Age: 49.


         Peter O. Torvik, First American Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402, Vice President Marketing of FAIF, FAF, FASF and FAIP since September 20, 2000; Executive Vice President of First American Asset Management; President and partner of DPG Group, a Florida-based partnership engaged in affinity marketing from 1995 - 2000. Age 46.


         Jeffery M. Wilson, First American Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402; Vice President Administration of FAIF, FAF, FASF and FAIP since March 11, 2000; Senior Vice President of First American Asset Management. Age: 44.


         Robert H. Nelson, First American Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402; Treasurer of FAIF, FAF, FASF and FAIP since March 11, 2000; Senior Vice President of First American Asset Management since 1998; Senior Vice President of Piper Jaffray from 1994-1998. Age: 37.

         Christopher J. Smith, First American Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402; Secretary of FAIF, FAF, FASF and FAIP since March 11, 2000; Executive Vice President of First American Asset Management since 1998; General Counsel of Investment Advisors Inc. from 1991-1998. Age: 38.

         Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAIF, FAF, FASF and FAIP since March 2000; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF. Age: 55.


         James D. Alt, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 48.


         Kathleen L. Prudhomme, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 47.

         Alaina Metz, Bysis Fund Services, 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219; Assistant Secretary for FAIF, FAF, FASF and FAIP since March 11, 2000; Chief Administrative Officer of Bysis Fund Services. Age: 33.


COMPENSATION


         The First American Family of Funds, which includes FAIF, FAF, FASF, FAIP and FACEF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $27,000 per year ($40,500 in the case of the Chair) plus $4,000 ($6,000 in the case of the Chair) per meeting of the Board attended and $1,200 per committee meeting attended ($1,800 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings (other than Pricing Committee meetings for which the regular meeting schedule applies), each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, directors may receive a per diem fee of $1,500 per day, plus travel expenses when directors travel out of town on fund business. However, directors do not receive the $1,500 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, James D. Alt and Kathleen L. Prudhomme, assistant secretaries of FAIF, FAF, FASF, FAIP and FACEF, are partners. The following table sets forth information concerning aggregate compensation paid to each director of FAIP (i) by FAIP (column 2), and (ii) by FAIP, FAIF, FAF, FASF and FACEF collectively (column 5) during the year ended December 31, (actual fees paid are current through November 1, 2000; estimated fees are included for the period from November 1, 2000 through the end of FAIP's fiscal year, ending December 31, 2000). No executive officer or affiliated person of FAIP had aggregate compensation from FAIP in excess of $60,000 during such fiscal year:



             (1)                                (2)                 (3)                (4)                   (5)
  NAME OF PERSON, POSITION                   AGGREGATE          PENSION OR      ESTIMATED ANNUAL     TOTAL COMPENSATION
                                           COMPENSATION         RETIREMENT        BENEFITS UPON      FROM REGISTRANT AND
                                          FROM REGISTRANT*    BENEFITS ACCRUED      RETIREMENT         FUND COMPLEX PAID
                                                              AS PART OF FUND                           TO DIRECTORS**
                                                                 EXPENSES
Robert J. Dayton, Director                        4                 -0-                -0-                  58,400
Roger A. Gibson, Director                       296                 -0-                -0-                  56,600
Andrew M. Hunter III, Director                  583                 -0-                -0-                  56,000
Leonard W. Kedrowski, Director                  318                 -0-                -0-                  60,800
Robert L. Spies, Director                       657                 -0-                -0-                  63,200
John M. Murphy, Jr., Director                    -0-                -0-                -0-                     -0-
Joseph D. Strauss, Director                     150                 -0-                -0-                  70,400
Virginia L. Stringer, Director                    5                 -0-                -0-                  76,900

------------------------

 * Included in the Aggregate Compensation from Registrant under column 2 are amounts deferred by Directors pursuant to the Deferred Compensation plan discussed below. Pursuant to the plan, compensation was deferred for the following directors: Roger A. Gibson, $294; Andrew M. Hunter III, $583; Leonard
W. Kedrowski, $316; Robert L. Spies, $657; and Joseph D. Srauss, $146.

** Deferred compensation is included in the total compensation under column 5 for the following directors that elected to participate in the plan: Roger A. Gibson, $28,380; Andrew M. Hunter, $56,000; Leonard W. Kedrowski, $30,400; Robert L. Spies, $63,200; and Joseph D. Srauss, $14,080.


         The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Portfolio assets and liabilities and will not obligate the Portfolios to retain any director or pay any particular level of compensation.


                                 CODE OF ETHICS

         First American Insurance Portfolios, Inc., First American Asset Management, a division of U.S. Bank National Association, Marvin & Palmer Associates, Inc., and SEI Investments Distribution Co. have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. These Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT


         U.S. Bank National Association (the "Advisor"), 601 Second Avenue South, Minneapolis, Minnesota 55480, serves as the investment Advisor and manager of the Portfolios through its First American Asset Management group. The Advisor is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. The Advisor is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates four banks and eleven trust companies with banking offices in 16 contiguous states. USB also has various other subsidiaries engaged in financial services. At September 30, 2000, USB and its consolidated subsidiaries had consolidated assets of more than $86 billion, consolidated deposits of more than $51 billion and shareholders' equity of more than $8 billion.


         Pursuant to an Investment Advisory Agreement dated December 8, 1999 (the "Advisory Agreement") as amended, the Portfolios engage the Advisor to act as investment Advisor for and to manage the investment of the assets of the Portfolios. Each Portfolio, other than International Portfolio, pays the Advisor monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. International Portfolio pays the Advisor monthly fees calculated on an annual basis equal to 1.25% of its respective average daily net assets. The Advisory Agreement requires the Advisor to provide FAIP with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIP and the officers and directors of FAIP, if any, who are affiliated with the Advisor or any of its affiliates.

         In addition to the investment advisory fee, each Portfolio pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Portfolio may enter into an agreement for the performance of services. Each Portfolio is liable for such nonrecurring expenses as may arise, including litigation to which the Portfolio may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Portfolio from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Portfolios from time to time, in its discretion, while retaining the ability to be reimbursed by the Portfolios for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

         The Portfolios had not commenced operations prior to the date of this Statement of Additional Information. The contractual fee rate (as a percentage of average daily net assets) is shown in the following table:

                                         ADVISORY FEE

Large Cap Growth Portfolio                   0.70%
Mid Cap Growth Portfolio                     0.70%
Small Cap Growth Portfolio                   0.70%
Technology Portfolio                         0.70%
International Portfolio                      1.25%

SUB-ADVISORY AGREEMENT FOR INTERNATIONAL PORTFOLIO


         Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801 ("Marvin & Palmer") is Sub-Advisor for International Portfolio under an agreement with the Advisor (the "Marvin & Palmer Sub-Advisory Agreement"). Marvin & Palmer, a privately-held company, was founded in 1986 by David F. Marvin and Stanley Palmer. Marvin & Palmer is engaged in the management of global, non-United States, United States, and emerging markets equity portfolios principally for institutional accounts. As of September 30, 2000, Marvin & Palmer managed a total of approximately $10.2 billion in investments. Pursuant to Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is responsible for the investment and reinvestment of International Portfolio's assets and the placement of brokerage transactions in connection therewith. Under the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is required, among other things, to report to the Advisor or the Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the Board to determine the adherence of International Portfolio to its respective investment objectives, policies and restrictions. The Marvin & Palmer Sub-Advisory Agreement also requires Marvin & Palmer to provide all office space, personnel and facilities necessary and incident to Marvin & Palmer's performance of its services under the Marvin & Palmer Sub-Advisory Agreement.


         For its services to International Portfolio under the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.75% of the first $100 million of International Portfolio's average daily net assets, 0.50% of International Portfolio's average daily net assets in excess of $100 million up to $300 million, 0.45% of International Portfolio's average daily net assets in excess of $300 million up to $500 million and 0.40% of International Portfolio's average daily net assets in excess of $500 million.

ADMINISTRATION AGREEMENT


         In addition to acting as the advisor, U.S. Bank also serves as the administrator (the "Administrator") for the Portfolios pursuant to an Administration Agreement between it and the Portfolios. Under the Administration Agreement, the Administrator is compensated to provide, or, compensates other entities to provide services to the Portfolios. These services include, various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services and shareholder services. The Portfolios pay the Administrator fees which are calculated daily and paid monthly, equal to each Portfolio's pro rata share of an amount equal, on an annual basis, to 0.07% of the aggregate average daily assets of all open-end mutual funds in the First American fund family up to $8 billion, and 0.05% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. (For the purposes of this Agreement, the First American fund family includes all series of FAF, FASF, FAIF, and FAIP.) In addition, the Portfolios pay the Administrator annual fees of $18,500 per CUSIP, shareholder account fees of $15.00 per account and closed account fees of $3.50 per account.


CUSTODIAN; COUNSEL; AUDITORS

         CUSTODIAN. U.S. Bank also acts as the custodian (the "Custodian"). U.S. Bank's custodian operations are located at U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. All of the instruments representing the investments of the Portfolios and all cash is held by the Custodian or, for International Portfolio, by a sub-custodian. The Custodian or such sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Portfolio assets in payment of Portfolio expenses, pursuant to instructions of FAIP's officers or resolutions of the Board of Directors.

         As compensation for its services to the Portfolios, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.03% (0.10% in the case of International Portfolio) of such Portfolio's average daily net assets. Sub-custodian fees with respect to International Portfolio are paid by the Custodian out of its fees from such Portfolio. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Portfolios. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIP.

         COUNSEL. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is independent counsel for the First American funds.

         AUDITORS. Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, serves as the First American funds' independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         Decisions with respect to placement of the Portfolios' transactions are made by the Advisor or, in the case International Portfolio, its Sub-Advisor. The Portfolios' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Advisor or Sub-Advisor may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Advisor or Sub-Advisor to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Many of the portfolio transactions involve payment of a brokerage commission by the appropriate Portfolio. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Portfolios deal with market makers unless it appears that better price and execution are available elsewhere.

         While the Advisor and, in the case of International Portfolio, its Sub-Advisor, do not deem it practicable and in the Portfolios' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Advisor and, in the case of International Portfolio, its Sub-Advisor, to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         It is expected that International Portfolio will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commission on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

         Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Portfolios may invest are generally traded in the over-the-counter markets.

         Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers and determining commissions paid to them, the Advisor, or Marvin & Palmer, may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purposes for consideration, analysis and evaluation by the staff of the Advisor or Marvin & Palmer. In accordance with this policy, the Portfolios do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Portfolios may be taken into account as a factor in the allocation of portfolio transactions.

         Research services that may be received by the Advisor or Marvin & Palmer would include advice, both directly and indirectly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Advisor or Marvin & Palmer to supplement its own investment research activities and enable the Advisor or Marvin & Palmer to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Portfolios. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Advisor or Marvin & Palmer would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolios from these transactions. Research services furnished by brokers and dealers used by the Portfolios for portfolio transactions may be utilized by the Advisor or Marvin & Palmer in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Advisor or Marvin & Palmer in performing services for the Portfolios. The Advisor or Marvin & Palmer determine the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

         The Advisor or Marvin & Palmer have not entered into any formal or informal agreements with any broker or dealer, and do not maintain any "formula" that must be followed in connection with the placement of Portfolio portfolio transactions in exchange for research services provided to the Advisor or Marvin & Palmer, except as noted below. The Advisor or Marvin & Palmer may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Portfolio business in order to encourage certain brokers and dealers to provide the Advisor or Marvin & Palmer with research services, which the Advisor or Marvin & Palmer anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and accordingly, substantial deviations from the list could occur. The Advisor or Marvin & Palmer would authorize the Portfolios to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor or Marvin & Palmer determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor or Marvin & Palmer with respect to the Portfolios.

         The Portfolios do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Portfolios, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Portfolios as the Portfolios can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

         When two or more clients of the Advisor or Marvin & Palmer are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor or Marvin & Palmer to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.


                                  CAPITAL STOCK

         Each share of each Portfolio's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Portfolios have no preemptive or conversion rights.

         Each share of a Portfolio has one vote. On some issues, such as the election of directors, all shares of all FAIP Portfolios vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Portfolio, the shares of that Portfolio will vote as a separate series. An example of such an issue would be a proposal to alter a fundamental investment restriction pertaining to a Portfolio.

         The Bylaws of FAIP provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.


         Currently, the shares of the Portfolios are sold to Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company, subsidiaries of Hartford Financial Services Group domiciled in the state of Connecticut, and PFL Life Insurance Company, subsidiary of AEGON Insurance Group ("AEGON") domiciled in the state of Iowa, through certain of their separate accounts to fund the benefits under variable annuity contracts ("Contracts"). The shares of the Portfolios may also be held by the Advisor (representing seed money investments). Additionally, The Portfolios may be used for other purposes in the future. The separate accounts, which will be the owners of the shares of the Portfolios, will invest in the shares of each Portfolio in accordance with instructions received from the owners of the Contracts. As of December 1, 2000, Hartford Life and Annuity Insurance Company 42% of Large Cap Growth Portfolio, 55% of Technology Portfolio, and 25% of International Portfolio. The Advisor owned 57% of Large Cap Growth Portfolio, 44% of Technology Portfolio, and 74% of International Portfolio. As a result, Hartford Life and Annuity Insurance Company and the Advisor are controlling persons of the Portfolios and, through their respective ownership, may control and approve actions of the Portfolios. Hartford Life and Annuity Insurance Company's address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. The Advisor's address is 601 Second Avenue South, Minneapolis, Minnesota, 55402.

         AEGON owned 100% of the shares outstanding of these Mid Cap Growth Portfolio and Small Cap Growth Portfolio on January 2, 2001, the date on which these portfolios commenced operations. As a result, AEGON is a controlling person of the Portfolios and through its ownership of shares, may control and approve actions of the Portfolios. AEGON's address is 4333 Edgewood Road N.E., Cedar Rapids, IA 52499.

shares until others purchase a number of shares of a Portfolio sufficient to constitute a majority of such Portfolio's shares.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE


         The public offering price of the shares of a Portfolio generally equals the Portfolio's net asset value. On December 1, 2000, the net asset value per share for each Portfolio was calculated as follows:

                                                Net Asset Value
                                        -------------------------------
Large Cap Growth Portfolio                         $       8.27
Mid Cap Growth Portfolio                           $      10.00*
Small Cap Growth Portfolio                         $      10.00*
Technology Portfolio                               $       6.22
International Portfolio                            $       7.78

* Net asset value at inception date, January 2, 2001.


         The net asset value of each Portfolio's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities of a Portfolio are traded on days that the Portfolio is not open for business, such Portfolio's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where International Portfolio holds securities which are traded in foreign markets.

                              PORTFOLIO PERFORMANCE

         Advertisements and other sales literature for the Portfolios may refer to a Portfolio's "average annual total return" and "cumulative total return." In addition, each Portfolio may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Portfolios will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                  P(1 + T)n  =    ERV

                  Where:   P      =  a hypothetical initial payment of $1,000
                           T      =  average annual total return
                           n      =  number of years
                           ERV    =  ending redeemable value at the end of the
                                     period of a hypothetical $1,000 payment
                                     made at the beginning of such period

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         The Advisor has waived a portion of their fees on a voluntary basis, thereby increasing total return and yield. These fees may or may not be waived in the future in the Advisor's discretion.

         CUMULATIVE TOTAL RETURN. Cumulative total return is calculated by subtracting a hypothetical $1,000 investment in a Portfolio from the redeemable value of such investment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:

                  CTR   =    (ERV-P) 100
                             ------
                                P

                  Where:   CTR  =  Cumulative total return;
                           ERV  =  ending redeemable value at the end of the
                                   period of a hypothetical $1,000 payment made
                                   at the beginning of such period; and
                           P    =  initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

                  YIELD  =  2[(a-b + 1)6 - 1]
                              --------------
                                   cd

                  Where:   a   =   dividends and interest earned during the
                                   period;
                           b   =   expenses accrued for the period (net of
                                   reimbursements);
                           c   =   the average daily number of shares
                                   outstanding during the period that were
                                   entitled to receive dividends; and
                           d   =   the maximum offering price per share on the
                                   last day of the period.


                                    TAXATION

         Shares of the Portfolios are offered only to separate accounts that fund variable annuity contracts and variable life insurance policies issued by participating insurance companies. See the Prospectus of such contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts, the variable annuity contracts, variable insurance policies, and the holders thereof.

         The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Portfolio of FAIP. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Portfolio. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

         GENERAL. The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

         The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Portfolio shares, assuming that the variable life insurance policies and annuity contracts qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as life insurance or annuities, respectively, and that the shareholders are treated as owners of the Portfolio shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Portfolio shares because the

Portfolio shares will be sold only to insurance companies. Thus, purchasers of Portfolio shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Portfolio shares.

         Each Portfolio intends to fulfill the requirements of Subchapter M of the Code, as a regulated investment company. If so qualified, each Portfolio will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) a Portfolio derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Portfolio diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Portfolio's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses.

         If a Portfolio complies with such provisions, then in any taxable year in which such Portfolio distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Portfolio (but not its shareholders) will be relieved of federal income tax on any income of the Portfolio, including long-term capital gains, distributed to shareholders. However, if a Portfolio retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Portfolio retains any net capital gain, the Portfolio may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Portfolio intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest.

         If a Portfolio invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Portfolio purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Portfolio holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Portfolio is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Portfolio may be required to borrow or liquidate securities.

         Some of the investment practices that may be employed by the Portfolios will be subject to special provisions that, among other things, may defer the use of certain losses of such Portfolios, affect the holding period of the securities held by the Portfolios and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Portfolios to mark-to-market some of the positions in their respective Portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Portfolios to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Portfolio may be required to borrow or liquidate securities. Each Portfolio will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Portfolios as regulated investments companies.

         It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

         Pursuant to the Code, distributions of net investment income by a Portfolio to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Portfolio to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Portfolio will report annually to its shareholders the amount of any withholding.

         A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes or (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

         Each Portfolio intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code
Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

         For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").

         If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

         In order to avoid a 4% federal excise tax, each Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Portfolio paid no federal income tax. For federal income tax purposes, dividends declared by a Portfolio in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Portfolios anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Portfolio is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.

         Certain Portfolios will be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

         STATE AND LOCAL. Each Portfolio may be subject to state or local taxes in jurisdictions in which such Portfolio may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Portfolio and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Portfolio may have tax consequences for shareholders different from those of a direct investment in such Portfolio's securities.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.


                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Portfolios are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS

         STANDARD & POOR'S

         AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

         A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Securities rated SD or D are in selective default or default, respectively. Such a rating is assigned when an obligor has failed to pay one or more of its financial obligations (rated or unrated) when it came due.

         MOODY'S

         Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

         Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

         STANDARD & POOR'S. Standard & Poor's ratings for preferred stock have the following definitions:

         AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as or issues rated "AAA."

         A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

         MOODY'S. Moody's ratings for preferred stock include the following:

         aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Portfolios will purchase commercial paper rated A-3 or lower.

         MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         PRIME-1: Superior capacity for repayment.

         PRIME-2: Strong capacity for repayment.

         PRIME-3: Acceptable capacity for repayment.

None of the Portfolios will purchase Prime-3 commercial paper.



                              FINANCIAL STATEMENTS

The financial statements of FAIP included in its annual report to shareholders dated December 31, 2000 are hereby incorporated herein by reference.

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS


         (a)(1) Amended and Restated Articles of Incorporation, as filed August 27, 1999. (Filed with the Registration Statement, December 30, 1999, File Nos. 333- 93883 and 811-09765.)

         (a)(2) Certificate of Designation designating Series D, Class One Shares, dated December 1999. (Filed with the Registration Statement, December 30, 1999, File Nos. 333-93883 and 811-09765).

*        (a)(3)   Certificate of Designation designating Series E, Class One
                  Shares, dated October 27, 2000.

*        (b)      By-laws of Registrant, as Amended through September 20, 2000.

         (c)      Not Applicable.

         (d)(1) Investment Advisory Agreement between Registrant and U.S. Bank National Association, dated December 8, 1999 (Filed with the Registration Statement, December 30, 1999, File Nos. 333-93883 and 811-09765.)

*        (d)(2)   Amendment No. 3 to Exhibit A of the Investment Advisory
                  Agreement.

         (d)(3) Investment Sub-Advisory Agreement with Marvin & Palmer Associates, dated April 11, 2000. (Filed with the Amended Registration Statement, April 19, 2000, File Nos. 333-93883 and 811-09765).

         (e)      Not Applicable.

         (f)      Not Applicable.

         (g)(1) Custodian Agreement between Registrant and U.S. Bank National Association, dated December 8, 1999. (Filed with the Registration Statement, December 30, 1999, File Nos. 333-93883 and 811-09765.)

*        (g)(2)   Compensation Agreement Dated September 20, 2000 Pursuant
                  to Custodian Agreement.

         (h)(1) Administration Agreement between Registrant and U.S. Bank National Association, dated December 8, 1999 (with Schedule attached). (Filed with the Registration Statement, December 30, 1999, File Nos. 333-93883 and 811-09765.)

         (h)(2) Participation Agreement between Registrant, U.S. Bank National Association and Hartford Life Insurance Company, dated April 7, 2000. (Filed with the Amended Registration Statement,
                  April 19, 2000, File Nos. 333-93883 and 811-09765.)

         (h)(3) Participation Agreement between Registrant, U.S. Bank National Association and Hartford Life and Annuity Insurance Company, dated April 7, 2000. (Filed with the Amended Registration Statement, April 19, 2000, File Nos. 333-93883 and 811-09765.)

*        (h)(4)   Participation Agreement between Registrant, U.S. Bank
                  National Association and PFL Life Insurance Company, September
                  20, 2000.

         (i)(1) Opinion of Dorsey & Whitney LLP with respect to First American Insurance Portfolios, Inc. (Filed with the Amended Registration Statement, April 19, 2000, File Nos. 333-93883 and 811-09765).

*        (i)(2)   Opinion and consent of Dorsey & Whitney LLP with respect to
                  Mid Cap Growth Portfolio and Small Cap Growth Portfolio, dated December 19, 2000.

                  of the securities being registered, stating whether the securities will, when sold, be legally issued, fully paid, and non-assessable.

         (j) Consent of Ernst & Young LLP. (Filed with Pre-Effective Amendment No. 3, April 19, 2000, File Nos. 333-93883 and 811-09765.)

         (k)      Not Applicable.

         (l)      Not Applicable.

         (m)      Not Applicable.

         (n)      Not Applicable.

         (o)      Reserved.

         (p)(1) First American Funds Code of Ethics. (Filed with Post-Effective Amendment No. 1, August 1, 2000, File Nos. 333-93883 and 811-09765.)

         (p)(2) First American Asset Management Code of Ethics. (Filed with Post-Effective Amendment No. 1, August 1, 2000, File Nos. 333-93883 and 811-09765.)

         (p)(3) Marvin & Palmer Associates, Inc. Code of Ethics. (Filed with Post-Effective Amendment No. 1, August 1, 2000, File Nos. 333-93883 and 811-09765.)

*        (p)(4)   SEI Investments Company Code of Ethics.

*        Filed herewith.



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Not Applicable.

ITEM 25. INDEMNIFICATION

         The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder.

         Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

         The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2,
1980).

         Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information on the business of the Registrant's investment adviser, U.S. Bank National Association (the "Advisor"), is described in the section the Statement of Additional Information, filed as part of this Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Advisor are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

                                  U.S. BANCORP
                               EXECUTIVE OFFICERS

NAME                   POSITIONS AND OFFICES         OTHER POSITIONS AND
                          WITH U.S. BANK            OFFICES AND PRINCIPAL
                                                      BUSINESS ADDRESS
------------------    ------------------------    -----------------------------
John F. Grundhofer    Chairman and Chief          Chairman and Chief Executive
                      Executive Officer           Officer of U.S. Bancorp(1)

Philip G. Heasley     Director, President and     President and Chief Operating
                      Chief Operating Officer     Officer of U.S. Bancorp

Andrew J. Cecere      Director and Vice           Chief Financial Officer of
                      Chairman of U.S. Bank       U.S. Bancorp Commercial
                                                  Services(1)

Andrew S. Duff        Vice Chairman of U.S.       Wealth Management and
                      Bank                        Capital Markets(2)

Daniel J. Frate       Vice Chairman of U.S.       President of Payment
                      Bank                        Systems

J. Robert Hoffmann    Director, Executive Vice    Executive Vice President
                      President and Chief         and Chief Credit Officer of
                      Credit Officer              U.S. Bancorp(1)

Peter G. Michielutti  Executive Vice President    Information Services(3)
                      of U.S. Bank

Lee R. Mitau          Director, Executive Vice    Executive Vice President -
                      President - Corporate       Corporate Development,
                      Development, General        General Counsel and
                      Counsel and Secretary       Secretary of U.S. Bancorp(1)

Daniel M. Quinn       Vice Chairman of U.S. Bank  Commercial Banking(4)

Peter E. Raskind      Director and Vice Chairman  Branch and Telephone
                      of U.S. Bank                Banking(1)

Daniel C. Rohr        Vice Chairman of U.S. Bank  Corporate Banking(1)

Robert H. Sayre       Executive Vice President    Executive Vice President of
                      Human Resources             Human Resources(1)

Daniel W. Yohannes    Vice Chairman of U.S. Bank  Consumer Banking(5)

------------------------------
(1)  601 Second Avenue South, Minneapolis, MN 55402
(2)  800 Nicollet Mall, Minneapolis, MN 55402
(3)  2751 Shepard Road, St. Paul, MN 55116
(4)  918 17th Street, Denver, CO 80202
(5)  950 17th Street, Denver, CO 80202
------------------------------

ITEM 27. PRINCIPAL UNDERWRITERS:

         (a)      Not Applicable.

         (b)      Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.


                                   SIGNATURES


         As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under the Securities Act of 1933, as amended, and has duly caused this Registration Statement File Nos. 333-93883 and 811-09765, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota on the 20th day of December, 2000.


                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

ATTEST:           /s/ Jeff Wilson            By:        /s/ Christopher J. Smith
             ------------------------------        -----------------------------
                  Jeff Wilson                           Christopher J. Smith
                  Senior Vice President                 Secretary

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

         SIGNATURE                           TITLE                         DATE
         ---------                           -----                         ----

    /s/ Jeff Wilson                    Senior Vice President                **
-------------------------------
 Jeff Wilson

             *                               Director                       **
-------------------------------
      John M. Murphy, Jr.

             *                               Director                       **
-------------------------------
      Robert J. Dayton

             *                               Director                       **
-------------------------------
    Andrew M. Hunter III

             *                               Director                       **
-------------------------------
    Leonard W. Kedrowski

             *                               Director                       **
-------------------------------
       Robert L. Spies

             *                               Director                       **
-------------------------------
      Joseph D. Strauss

             *                               Director                       **
-------------------------------
    Virginia L. Stringer

             *                               Director                       **
-------------------------------
       Roger A. Gibson

* By: /s/ Christopher J. Smith
     -------------------------
       Christopher J. Smith
       Attorney-in-Fact


** December 20, 2000